                                                                    EXHIBIT 99.7

CASE NAME:      KEVCO MANUFACTURING, LP                            ACCRUAL BASIS

CASE NUMBER:    401-40784-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                       MONTH ENDING:   SEPTEMBER 30, 2001
                                     ----------------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                         TREASURER
----------------------------------------               ------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                        OCTOBER 11, 2001
----------------------------------------               ------------------------
Printed Name of Responsible Party                               Date

PREPARER:

/s/ Dennis S. Faulkner                                   DEBTOR'S ACCOUNTANT
----------------------------------------               ------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                        OCTOBER 11, 2001
----------------------------------------               ------------------------
Printed Name of Preparer                                       Date

CASE NAME:      KEVCO MANUFACTURING, LP                   ACCRUAL BASIS - 1

CASE NUMBER:    401-40784-BJH-11

COMPARATIVE BALANCE SHEET

                                                                       SCHEDULED           MONTH          MONTH        MONTH
ASSETS                                                                   AMOUNT           JUL-01         AUG-01        SEP-01
------                                                                -----------       ----------     ----------      ------
1.      Unrestricted Cash (FOOTNOTE)                                       41,683         153,739         150,505
2.      Restricted Cash
3.      Total Cash                                                         41,683         153,739         150,505               0
4.      Accounts Receivable (Net) (FOOTNOTE)                            7,974,696               0               0               0
5.      Inventory (FOOTNOTE)                                           14,793,828               0               0               0
6.      Notes Receivable
7.      Prepaid Expenses                                                  196,584               0               0               0
8.      Other (Attach List)                                                     0               0               0               0
9.      Total Current Assets                                           23,006,791         153,739         150,505               0
10.     Property, Plant & Equip. (FOOTNOTE)                            32,082,187       2,220,574       2,220,574       2,220,574
11.     Less: Accumulated Depreciation                                 (7,696,543)       (250,320)       (250,320)       (250,320)
12.     Net Property, Plant & Equipment                                24,385,644       1,970,254       1,970,254       1,970,254
13.     Due From Insiders
14.     Other Assets - Net of Amortization (Attach List)                8,369,096               0               0               0
15.     Other (Attach List)                                            13,541,943      45,814,902      45,590,669               0
16.     Total Assets                                                   69,303,474      47,938,895      47,711,428       1,970,254

POST PETITION LIABILITIES

17.     Accounts Payable
18.     Taxes Payable (FOOTNOTE)                                                           26,492          26,492          26,492
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List)                                                               131,387         131,387         131,387
23.     Total Post Petition Liabilities                                                   157,879         157,879         157,879

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)                                        75,885,064      15,071,491      14,930,296
25.     Priority Debt (FOOTNOTE)                                        1,383,756
26.     Unsecured Debt (FOOTNOTE)                                       5,139,545       2,883,206       2,883,206       2,883,206
27.     Other (Attach List)                                           197,008,999     197,951,008     197,951,008     197,951,008
28.     Total Pre Petition Liabilities                                279,417,364     215,905,705     215,764,510     200,834,214
29.     Total Liabilities                                             279,417,364     216,063,584     215,922,389     200,992,093

EQUITY

30.     Pre Petition Owners' Equity                                                  (210,107,292)   (210,107,292)   (210,107,292)
31.     Post Petition Cumulative Profit Or (Loss)                                     (18,705,507)    (18,932,974)
32.     Direct Charges To Equity (Attach Explanation FOOTNOTE)                         60,688,110      60,829,305
33.     Total Equity                                                                 (168,124,689)   (168,210,961)   (210,107,292)
34.     Total Liabilities and Equity                                                   47,938,895      47,711,428      (9,115,199)


This form  x   does    does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                       SUPPLEMENT TO

CASE NUMBER:    401-40784-BJH-11                           ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET


                                                               SCHEDULED         MONTH            MONTH            MONTH
ASSETS                                                          AMOUNT          JUL-01            AUG-01           SEP-01
-----                                                          ---------        ------           ---------         -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                          0                 0                0                0

A.    Goodwill: Consolidated Forest Products (FOOTNOTE)       8,369,096                 0                0                0
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                      18,369,096                 0                0                0

A.    Intercompany Receivables (FOOTNOTE)                    13,541,943        45,814,902       45,590,669
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                                13,541,943        45,814,902       45,590,669                0

POST PETITION LIABILITIES

A.    Accrued Liabilities (FOOTNOTE)                                              131,387          131,387          131,387
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                            131,387          131,387          131,387

PRE PETITION LIABILITIES
A.    Interco. Payables (FOOTNOTE)                           68,508,999        69,451,008       69,451,008       69,451,008
B.    10 3/8% Senior Sub. Notes                             105,000,000       105,000,000      105,000,000      105,000,000
C.    Sr. Sub. Exchangeable Notes                            23,500,000        23,500,000       23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                      197,008,999       197,951,008      197,951,008      197,951,008

CASE NAME:      KEVCO MANUFACTURING, LP                     ACCRUAL BASIS - 2

CASE NUMBER:    401-40784-BJH-11


INCOME STATEMENT

                                                       MONTH              MONTH             MONTH           QUARTER
REVENUES                                               JUL-01             AUG-01            SEP-01           TOTAL
--------                                               ------             ------            ------           ------
1.    Gross Revenues                                         0                 0                 0                 0
2.    Less: Returns & Discounts                                                                                    0
3.    Net Revenue                                            0                 0                 0                 0

COST OF GOODS SOLD

4.    Material                                                                                                     0
5.    Direct Labor                                                                                                 0
6.    Direct Overhead                                     (393)                0                 0              (393)
7.    Total Cost of Goods Sold                            (393)                0                 0              (393)
8.    Gross Profit                                         393                 0                 0               393

OPERATING EXPENSES

9.    Officer / Insider Compensation                    40,500                 0                 0            40,500
10.   Selling & Marketing                                                                                          0
11.   General & Administrative                           2,320             3,282                               5,602
12.   Rent & Lease                                           0                                                     0
13.   Other (Attach List)                               16,267             1,148                 0            17,415
14.   Total Operating Expenses                          59,087             4,430                 0            63,517
15.   Income Before Non-Operating
      Income & Expense                                 (58,694)           (4,430)                0           (63,124)

OTHER INCOME & EXPENSES

16.   Non-Operating (Income) (Att List)               (197,204)           (3,087)                           (200,291)
17.   Non-Operating Expense (Att List)                       0           226,124                             226,124
18.   Interest Expense                                                                                             0
19.   Depreciation / Depletion                                                                                     0
20.   Amortization                                                                                                 0
21.   Other (Attach List)                                                                                          0
22.   Net Other Income & (Expenses)                    197,204          (223,037)                0           (25,833)

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                            0
24.   U.S. Trustee Fees                                                                                            0
25.   Other (Attach List)                                                                                          0
26.   Total Reorganization Expenses                          0                 0                 0                 0
27.   Income Tax                                                                                                   0
28.   Net Profit (Loss)                                138,510          (227,467)                0           (88,957)


This form  x   does    does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                        SUPPLEMENT TO

CASE NUMBER:    401-40784-BJH-11                            ACCRUAL BASIS - 2


INCOME STATEMENT

                                                    MONTH              MONTH             MONTH           QUARTER
OPERATING EXPENSES                                  JUL-01             AUG-01            SEP-01           TOTAL
------------------                                  ------             ------            ------          -------
A.    Payroll & Employee Benefits                    11,684             1,085                              12,769
B.    Insurance Expense                                 278                                                   278
C.    Utilities and Telephone                         2,248                63                               2,311
D.    Taxes                                           2,057                                                 2,057
E.                                                                                                              0

TOTAL OTHER OPERATING
 EXPENSES - LINE 13                                  16,267             1,148                 0            17,415

OTHER INCOME & EXPENSES

A.    Income Statement Adjustments (FOOTNOTE)      (197,204)                                             (197,204)
B.    Gain on sale of assets                                           (2,885)                             (2,885)
C.    Interest Income                                                    (202)                               (202)

  TOTAL NON-OPERATING
     INCOME - LINE 16                              (197,204)           (3,087)                0          (200,291)

A.    Income Statement Adjustments (FOOTNOTE)                         226,124                             226,124
B.                                                                                                              0
C.                                                                                                              0
D.
  TOTAL NON-OPERATING
    EXPENSE - LINE 17                                     0           226,124                 0           226,124


REORGANIZATION EXPENSES
A.                                                                                                              0
B.                                                                                                              0
C.                                                                                                              0
D.                                                                                                              0
E.                                                                                                              0
TOTAL OTHER REORGANIZATION
   EXPENSES - LINE 25                                     0                 0                 0                 0

CASE NAME:      KEVCO MANUFACTURING, LP                   ACCRUAL BASIS - 3

CASE NUMBER:    401-40784-BJH-11


CASH RECEIPTS AND                                   MONTH           MONTH           MONTH            QUARTER
DISBURSEMENTS                                       JUL-01          AUG-01          SEP-01             TOTAL
-----------------                                   ------          ------          ------           -------
1.    Cash - Beginning Of Month                     SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.    Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition
4.    Post Petition
5.    Total Operating Receipts

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)
7.    Sale of Assets
8.    Other (Attach List)
9.    Total Non-Operating Receipts
10.   Total Receipts
11.   Total Cash Available

OPERATING DISBURSEMENTS

12.   Net Payroll
13.   Payroll Taxes Paid
14.   Sales, Use & Other Taxes Paid
15.   Secured / Rental / Leases
16.   Utilities
17.   Insurance
18.   Inventory Purchases
19.   Vehicle Expenses
20.   Travel
21.   Entertainment
22.   Repairs & Maintenance
23.   Supplies
24.   Advertising
25.   Other (Attach List)
26.   Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.   Professional Fees
28.   U.S. Trustee Fees
29.   Other (Attach List)
30.   Total Reorganization Expenses
31.   Total Disbursements
32.   Net Cash Flow
33.   Cash - End of Month


This form  x   does    does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING LP          SUPPLEMENT TO ACCRUAL BASIS - 3
                                                AUGUST, 2001
CASE NUMBER:    401-40784-BJH-11                CASH RECEIPTS AND DISBURSEMENTS



                                                DIST LP      MFG         MGMT      HOLDING     COMP     KEVCO INC       TOTAL
                                                -------    -------    ---------    -------    -----     ---------    ---------

1    CASH-BEGINNING OF MONTH                         --    153,739    4,259,402      4,631     5,668        1,000    4,424,440

RECEIPTS FROM OPERATIONS
2    CASH SALES                                      --         --                                                          --
COLLECTION OF ACCOUNTS RECEIVABLE
3    PRE PETITION                                    --         --                                                          --
4    POST PETITION                                              --                                                          --

5    TOTAL OPERATING RECEIPTS                        --         --           --         --        --           --           --

NON OPERATING RECEIPTS
6    LOANS & ADVANCES                                           --                                                          --
7    SALE OF ASSETS                                        250,000                                                     250,000
8    OTHER                                       53,554     60,449        7,229         --        --           --      121,232
     INTERCOMPANY TRANSFERS                      97,483    (10,425)     (77,851)    (4,084)   (5,123)                       --
             SALE EXPENSE REIMBURSEMENT
             LIFE INSURANCE CASH VALUE
             RENT
             PAYROLL TAX ADVANCE RETURNED
             MISC.                               53,554     60,247                                --
             INTEREST INCOME                                   202        7,229

9    TOTAL NON OPERATING RECEIPTS               151,037    300,024      (70,622)    (4,084)   (5,123)          --      371,232

10   TOTAL RECEIPTS                             151,037    300,024      (70,622)    (4,084)   (5,123)          --      371,232

11   CASH AVAILABLE                             151,037    453,763    4,188,780        547       545        1,000    4,795,672

OPERATING DISBURSEMENTS
12   NET PAYROLL                                 99,215                 128,012                                        227,227
13   PAYROLL TAXES PAID                                         --       90,139                                         90,139
14   SALES, USE & OTHER TAXES PAID                              --                                                          --
15   SECURED/RENTAL/LEASES                                      --       14,708                                         14,708
16   UTILITIES                                    3,170         79        8,130                                         11,379
17   INSURANCE                                                  --       55,317                                         55,317
18   INVENTORY PURCHASES                                        --                                                          --
19   VEHICLE EXPENSE                                            --                                                          --
20   TRAVEL                                                     --                                                          --
21   ENTERTAINMENT                                              --                                                          --
22   REPAIRS & MAINTENANCE                                      --           32                                             32
23   SUPPLIES                                       581         --          195                                            776
24   ADVERTISING                                                                                                            --
25   OTHER                                       48,071    303,179        9,916        547       545           --      362,258
          LOAN PAYMENTS                                    250,000                                                     250,000
             FREIGHT                             12,357         --                                                      12,357
             CONTRACT LABOR                                     --        5,659                                          5,659
             401 K PAYMENTS                                     --                                                          --
             PAYROLL TAX ADVANCE ADP                                                                                        --
             WAGE GARNISHMENTS                                                                                              --
             MISC.                               35,714     53,179        4,257        547       545                    94,242

26   TOTAL OPERATING DISBURSEMENTS              151,037    303,258      306,449        547       545           --      761,836

REORGANIZATION DISBURSEMENTS
27   PROFESSIONAL FEES                                          --      232,374                                        232,374
28   US TRUSTEE FEES                                            --       31,250                                         31,250
29   OTHER                                                                                                                   --
30   TOTAL REORGANIZATION EXPENSE                    --         --      263,624         --        --           --      263,624

31   TOTAL DISBURSEMENTS                        151,037    303,258      570,073        547       545           --    1,025,460

32   NET CASH FLOW                                   --     (3,234)    (640,695)    (4,631)   (5,668)          --    (654,228)

33   CASH- END OF MONTH                              --    150,505    3,618,707         --        --        1,000    3,770,212

CASE NAME:      KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 4

CASE NUMBER:    401-40784-BJH-11


                                                SCHEDULED             MONTH            MONTH              MONTH
ACCOUNTS RECEIVABLE AGING                         AMOUNT              JUL-01           AUG-01             SEP-01
-------------------------                       ---------             ------           ------              -----
1.   0 - 30                                                                0                0                  0
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                  7,974,696                  0                0                  0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                  7,974,696                  0                0                  0


AGING OF POST PETITION                                MONTH:    SEPTEMBER-01
TAXES AND PAYABLES                                           ------------------



                               0 - 30           31 - 60            61 - 90             91 +
TAXES PAYABLE                   DAYS              DAYS               DAYS              DAYS             TOTAL
-------------                  ------           -------            -------             -----            -----
1.   Federal                                                                                                --
2.   State                      5,000                                                                    5,000
3.   Local                                                                                                  --
4.   Other (See Below)         21,492                                                                   21,492
5.   Total Taxes Payable       26,492                 0                  0                0             26,492
6.   Accounts Payable               0                                                                        0


                                                      MONTH:   SEPTEMBER-01
                                                             ------------------

STATUS OF POST PETITION TAXES


                                           BEGINNING TAX      AMOUNT WITHHELD                          ENDING TAX
FEDERAL                                     LIABILITY*        AND/OR ACCRUED      (AMOUNT PAID)         LIABILITY
-------                                    -------------      ---------------     -------------        ----------

1.   Withholding **                                                                                             0
2.   FICA - Employee **                                                                                         0
3.   FICA - Employer **                                                                                         0
4.   Unemployment                                                                                               0
5.   Income                                                                                                     0
6.   Other (Attach List)                                                                                        0
7.   Total Federal Taxes                                0                   0                0                  0

STATE AND LOCAL

8.   Withholding                                                                             0                  0
9.   Sales (FOOTNOTE)                              5,000                                     0              5,000
10.  Excise                                                                                                     0
11.  Unemployment                                                                            0                  0
12.  Real Property                                                                                              0
13.  Personal Property (FOOTNOTE)                 21,492                                     0             21,492
14.  Other (Attach List)                                                                                        0
15.  Total State And Local                        26,492                    0                0             26,492
16.  Total Taxes                                  26,492                    0                0             26,492


 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.


This form  x   does    does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                     ACCRUAL BASIS - 5

CASE NUMBER:    401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,

                                                     MONTH:   SEPTEMBER-01
                                                            -------------------


BANK RECONCILIATIONS                               Account # 1          Account # 2
--------------------                           -------------------      -----------
A.   BANK:                                       Bank of America        Summit Bank        Other Accounts            TOTAL
B.   ACCOUNT NUMBER:                               3751764595             1-0137836         (Attach List)
C.   PURPOSE (TYPE):                           DIP Disbursement-BB       Depository
1.   Balance Per Bank Statement                              6,137            145,202               5,000            156,339
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks                             (777)                                                     (777)
4.   Other Reconciling Items                                (5,057)                                                   (5,057)
5.   Month End Balance Per Books                               303            145,202               5,000            150,505
6.   Number of Last Check Written                      N/A                N/A

INVESTMENT ACCOUNTS

                                                DATE OF           TYPE OF
BANK, ACCOUNT NAME & NUMBER                    PURCHASE         INSTRUMENT           PURCHASE PRICE     CURRENT VALUE
---------------------------                    --------         ----------           --------------     -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments

CASH

12.  Currency On Hand
     Reclass to Accounts Payable
13.  Total Cash - End of Month                                                                                150,505


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                      SUPPLEMENT TO

CASE NUMBER:    401-40784-BJH-11                           ACCRUAL BASIS - 5


                                                        MONTH:   SEPTEMBER-01
                                                              ------------------

BANK RECONCILIATIONS                           Account # 3
--------------------                           -----------
A.  BANK:                                      Summit Bank                                           TOTAL
B.  ACCOUNT NUMBER:                             1-0138099                                          OTHER BANK
C.  PURPOSE (TYPE):                            Depository                                           ACCOUNTS
1.  Balance Per Bank Statement                      5,000                                              5,000
2.  Add: Total Deposits Not Credited                                                                       0
3.  Subtract: Outstanding Checks                                                                           0
4.  Other Reconciling Items                                                                                0
5.  Month End Balance Per Books                     5,000                                              5,000
6.  Number of Last Check Written                   N/A


INVESTMENT ACCOUNTS

                                                DATE OF           TYPE OF
BANK, ACCOUNT NAME & NUMBER                    PURCHASE         INSTRUMENT           PURCHASE PRICE     CURRENT VALUE
---------------------------                    --------         ----------           --------------     -------------
A.
B.
C.
D.

TOTAL OTHER INVESTMENT
  ACCOUNTS - LINE 10                                                                              0                0

CASE NAME:      KEVCO MANUFACTURING, LP                    ACCRUAL BASIS - 6

CASE NUMBER:    401-40784-BJH-11
                                                       MONTH:   SEPTEMBER-01
                                                             ------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                      TYPE OF                        AMOUNT        TOTAL PAID
                NAME                  PAYMENT                         PAID           TO DATE
                ----                  -------                        ------        ----------
1.    Lee Denham                      Payroll/severance                               134,620
2.    Lee Denham                      Expense Reimb.                                      254
3.    Jim Connors                     Consulting fees and expenses                    102,897
4.    Jim Connors                     Duo-Form Sale Bonus                              31,500
5.    (Attach List)
6.    Total Payments To Insiders                                          0           269,271


                                  PROFESSIONALS

                                           DATE OF
                                         COURT ORDER                                                  TOTAL
                                         AUTHORIZING         AMOUNT         AMOUNT    TOTAL PAID     INCURRED
NAME                                       PAYMENT          APPROVED         PAID       TO DATE     & UNPAID*
----                                     -----------        --------        ------    ----------    ---------
1.    Gordion Group                         03/20/01         301,398                     301,398
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Professionals                                          301,398            0        301,398             0

    * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                   SCHEDULED       AMOUNTS           TOTAL
                                    MONTHLY         PAID            UNPAID
                                   PAYMENTS        DURING            POST
        NAME OF CREDITOR             DUE           MONTH           PETITION
        ----------------           --------        -------         --------
1.    Bank of America                   N/A                      $ 14,930,296
2.    Status of Leases Payable                                        None
3.
4.
5.    (Attach List)
6.    TOTAL                        $     --        $    --       $ 14,930,296


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                    ACCRUAL BASIS - 7

CASE NUMBER:    401-40784-BJH-11
                                                       MONTH:   SEPTEMBER-01
                                                              ------------------

QUESTIONNAIRE

                                                                                       YES      NO
                                                                                       ---      --
1.    Have any Assets been sold or transferred outside the normal course of
      business this reporting period?                                                            X

2.    Have any funds been disbursed from any account other than a debtor in
      possession account?                                                                        X

3.    Are any Post Petition Receivables (accounts, notes, or loans) due from
      related parties?                                                                   X

4.    Have any payments been made on Pre Petition Liabilities this reporting period?             X

5.    Have any Post Petition Loans been received by the debtor from any party?                   X

6.    Are any Post Petition Payroll Taxes past due?                                              X

7.    Are any Post Petition State or Federal Income Taxes past due?                              X

8.    Are any Post Petition Real Estate Taxes past due?                                          X

9.    Are any other Post Petition Taxes past due?                                                X

10.   Are any amounts owed to Post Petition creditors delinquent?                                X

11.   Have any Pre Petition Taxes been paid during the reporting period?                         X

12.   Are any wage payments past due?                                                            X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                       YES      NO
                                                                                       ---      --
1.    Are Worker's Compensation, General Liability and other necessary
      insurance coverages in effect?                                                     X

2.    Are all premium payments paid current?                                             X

3.    Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

         TYPE OF POLICY                 CARRIER                 PERIOD COVERED           PAYMENT AMOUNT & FREQUENCY
         --------------                 -------                 --------------           --------------------------
Property                           Lexington, Allianz             5/29/00-3/1/02          Semi-Annual      $ 26,485
Group Health                       Blue Cross/Blue Shield      Terminated 8/1/01                                N/A
Auto                               Liberty Mutual                  9/1/00-3/1/02          Semi-Annual         3,333
General Liability                  Liberty Mutual                  9/1/00-3/1/02          Semi-Annual        64,657


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP

CASE NUMBER:  401-40784-BJH-11

                                                           MONTH: JULY 31, 2001
                                                                  -------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS


DUAL
BASIS
FORM
NUMBER        LINE NUMBER      FOOTNOTE/EXPLANATION
------        -----------      --------------------

1                 1            Pursuant to the February 12, 2001 Order (1) Authorizing Continued
                               Use of Existing Forms and Records; (2) Authorizing Maintenance of
3                 1            Existing  Corporate Bank Accounts and Cash Management System; and
                               (3) Extending Time to Comply with 11 U.S.C. Section 345 Investment
                               Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of,
                               Kevco Management Co. (co-debtor, Case No. 401-40788-BJH-11). Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a
                               Supplement to Accrual Basis -3.

1                 4,5          Pursuant to Asset Purchase Agreements approved by the Court (see prior
1                 10,14A       Monthly Operating Reports for details), Debtor has sold most of its assets.
1                 26

1                 15A          Intercompany receivables/payables are from/to co-debtors Kevco Management
1                 27A          Co. (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
7                 3            401-40789-BJH-11), Kevco Holding, Inc. (Case No. 401-40785-BJH-11), DCM
                               Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                               401-40786-BJH-11), Kevco Components, Inc. (Case No. 401-40790-BJH-11), and
                               Kevco, Inc. (Case No. 401-40783-BJH-11).


1                 18           Sales and property tax owing are accruals only and not yet due.
4                 9, 13

1                 22A          The Debtor records on its books accruals for certain liabilities based on historical estimates. While the known creditors were listed on the Debtor's
                               Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition
                               "Accrued Liabilities."

1                 25           Pursuant to Order dated February 12, 2001 and Supplemental Order dated
                               March 14, 2001, debtors were authorized to pay pre-petition taxes, salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a)
                               allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.


1                 24           The direct charges to equity are due to secured debt reductions pursuant to
1                 32           asset sales by Debtor and its co-debtors as well as direct cash payments of
                               $25 million. The secured debt owed to Bank of America by Kevco, Inc. (Case
                               No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (see
                               Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.



2                 16A, 17A     During July and August, expense accruals made at the beginning of the year were reversed as the liabilities will not be incurred as estimated. These
                               Income Statement adjustments were made in order to more accurately reflect
                               Debtor's expenses.